SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 19, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-103244	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Signatures

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated October 23, 2003 and the related Prospectus Supplement, dated February 6, 2004 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on February 11, 2004, with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-A (the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston LLC (“CS First Boston”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of February 6, 2004 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Merrill.

     The Notes were issued pursuant to an Indenture dated as of February 1, 2004 (the “Indenture”) among Onyx Acceptance Owner Trust 2004-A (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”).

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of February 1, 2004 (the “Trust Agreement”) among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent.

     The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of February 1, 2004 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $273,779,913.46 (the “Initial Cut-Off Pool Balance”) as of February 1, 2004 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before February 13, 2004 (the “Subsequent Cut-Off Date”) with a total principal balance of $46,322,129.46 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust

used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $129,897,957.19 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until March 19, 2004.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$273,779,913.46
Number of contracts	18,981
Average principal balance outstanding	$14,423.89
Average original amount financed	$16,316.32
Original amount financed (range)	$1,500.00-$75,000.86
Weighted average APR	8.97%
APR (range)	1.90% to 25.00%
Weighted average original term	60.85 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	57.67 mos.
Remaining term (range)	7 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance
0.000% to 3.000%	15	0.08%	$274,161.02	0.10%
3.001% to 4.000%	1,011	5.33%	20,388,163.77	7.45%
4.001% to 5.000%	2,282	12.02%	45,976,425.26	16.79%
5.001% to 6.000%	1,708	9.00%	34,622,611.36	12.65%
6.001% to 7.000%	1,569	8.27%	29,277,216.33	10.69%
7.001% to 8.000%	1,452	7.65%	23,947,143.48	8.75%
8.001% to 9.000%	1,245	6.56%	18,388,776.62	6.72%
9.001% to 10.000%	1,301	6.85%	17,155,559.56	6.27%
10.001% to 11.000%	920	4.85%	11,731,263.23	4.28%
11.001% to 12.000%	836	4.40%	9,729,139.68	3.55%
12.001% to 13.000%	916	4.83%	10,508,255.71	3.84%
13.001% to 14.000%	861	4.54%	9,476,139.92	3.46%
14.001% to 15.000%	973	5.13%	9,329,732.75	3.41%
15.001% to 16.000%	896	4.72%	7,921,030.32	2.89%
16.001% to 17.000%	782	4.12%	6,836,733.08	2.50%
17.001% to 18.000%	697	3.67%	5,992,381.23	2.19%
18.001% to 19.000%	449	2.37%	3,769,616.62	1.38%
19.001% to 20.000%	358	1.89%	2,982,086.77	1.09%
20.001% to 21.000%	361	1.90%	2,859,770.81	1.04%
Over 21.000%	349	1.84%	2,613,705.94	0.95%

Totals	18,981	100.00%*	$273,779,913.46	100.00%*

* Percentages may not add to 100% because of rounding..

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	218	1.15%	$3,027,359.46	1.11%
Arizona	763	4.02%	11,161,693.13	4.08%
California	4,501	23.71%	69,792,915.61	25.49%
Colorado	253	1.33%	3,195,518.44	1.17%
Connecticut	77	0.41%	1,115,536.41	0.41%
Delaware	181	0.95%	2,446,564.94	0.89%
Florida	1,406	7.41%	18,635,199.32	6.81%
Georgia	962	5.07%	13,939,375.24	5.09%
Idaho	103	0.54%	1,422,627.22	0.52%
Illinois	1,232	6.49%	17,071,150.18	6.24%
Indiana	208	1.10%	2,248,991.09	0.82%
Iowa	135	0.71%	1,970,164.57	0.72%
Kansas	131	0.69%	1,984,201.73	0.72%
Kentucky	119	0.63%	1,498,759.54	0.55%
Maryland	413	2.18%	5,399,628.13	1.97%
Massachusetts	230	1.21%	3,078,019.73	1.12%
Michigan	889	4.68%	10,786,727.81	3.94%
Minnesota	147	0.77%	1,941,678.55	0.71%
Mississippi	49	0.26%	807,827.41	0.30%
Missouri	418	2.20%	6,034,335.70	2.20%
Montana	25	0.13%	387,468.75	0.14%
Nebraska	47	0.25%	664,775.39	0.24%
Nevada	528	2.78%	8,142,936.27	2.97%
New Hampshire	134	0.71%	1,769,497.99	0.65%
New Jersey	1,040	5.48%	13,618,684.61	4.97%
North Carolina	628	3.31%	9,580,744.42	3.50%
North Dakota	1	0.01%	11,685.96	0.00%
Ohio	266	1.40%	3,986,723.70	1.46%
Oklahoma	159	0.84%	2,197,181.36	0.80%
Oregon	273	1.44%	3,681,027.16	1.34%
Pennsylvania	617	3.25%	8,936,489.47	3.26%
South Carolina	281	1.48%	3,977,826.67	1.45%
South Dakota	22	0.12%	478,398.42	0.17%
Tennessee	358	1.89%	5,296,371.48	1.93%
Texas	814	4.29%	13,582,193.33	4.96%
Utah	166	0.87%	2,445,969.31	0.89%
Vermont	16	0.08%	260,755.29	0.10%
Virginia	735	3.87%	10,988,079.28	4.01%
Washington	312	1.64%	4,046,687.60	1.48%
West Virginia	30	0.16%	433,932.51	0.16%
Wisconsin	8	0.04%	89,683.78	0.03%
Wyoming	86	0.45%	1,644,526.50	0.60%

Totals	18,981	100.00%*	$273,779,913.46	100.00%*

* Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$46,322,129.46
Number of Contracts	2,899
Average principal balance outstanding	$15,978.66
Average original amount financed	$15,978.66
Original amount financed (range)	$2,123.21 to $65,686.41
Weighted average APR	8.53%
APR (range)	2.790% to 25.000%
Weighted average original term	61.00 mos.
Original term (range)	18 to 72 mos.
Weighted average remaining term	60.98 mos.
Remaining term (range)	18 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	4	0.14%	58,888.87	0.13%
3.001% to 4.000%	136	4.69%	2,798,825.38	6.04%
4.001% to 5.000%	309	10.66%	6,246,817.78	13.49%
5.001% to 6.000%	385	13.28%	7,709,172.08	16.64%
6.001% to 7.000%	361	12.45%	6,954,812.30	15.01%
7.001% to 8.000%	261	9.00%	4,460,549.47	9.63%
8.001% to 9.000%	242	8.35%	4,012,535.46	8.66%
9.001% to 10.000%	183	6.31%	2,506,073.72	5.41%
10.001% to 11.000%	134	4.62%	1,612,108.82	3.48%
11.001% to 12.000%	133	4.59%	1,824,239.94	3.94%
12.001% to 13.000%	134	4.62%	1,595,889.47	3.45%
13.001% to 14.000%	103	3.55%	1,217,341.42	2.63%
14.001% to 15.000%	109	3.76%	1,198.162.01	2.59%
15.001% to 16.000%	101	3.48%	1,157,767.86	2.50%
16.001% to 17.000%	77	2.66%	833,398.03	1.80%
17.001% to 18.000%	58	2.00%	621,379.42	1.34%
18.001% to 19.000%	39	1.35%	367,666.41	0.79%
19.001% to 20.000%	38	1.31%	422,604,84	0.91%
20.001% to 21.000%	36	1.24%	280,957.48	0.61%
Over 21.000%	56	1.93%	442,938.70	0.96%

Totals	2,899	100.00%*	$46,322,129.46	100.00%*

* Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	34	1.17%	472,512.44	1.02%
Arizona	138	4.76%	2,224,740.45	4.80%
California	588	20.28%	10,265,271.92	22.16%
Colorado	42	1.45%	650,867.00	1.41%
Connecticut	19	0.66%	236,472.20	0.51%
Delaware	19	0.66%	233,822.93	0.50%
Florida	239	8.24%	3,535,887.12	7.63%
Georgia	116	4.00%	1,921,744.73	4.15%
Idaho	18	0.62%	230,600.66	0.50%
Illinois	175	6.04%	2,697,112.67	5.82%
Indiana	27	0.93%	415,316.59	0.90%
Iowa	15	0.52%	247,007.40	0.53%
Kansas	18	0.62%	250,740.13	0.54%
Kentucky	12	0.41%	147,257.93	0.32%
Maryland	51	1.76%	973,115.81	2.10%
Massachusetts	51	1.76%	665,740.60	1.44%
Michigan	130	4.48%	1,796,763.98	3.88%
Minnesota	21	0.72%	325,616.85	0.70%
Mississippi	7	0.24%	116,141.64	0.25%
Missouri	90	3.10%	1,322,480.31	2.85%
Montana	4	0.14%	78,830.37	0.17%
Nebraska	20	0.69%	293,288.88	0.63%
Nevada	76	2.62%	1,316,491.27	2.84%
New Hampshire	29	1.00%	367,041.77	0.79%
New Jersey	116	4.00%	1,628,317.71	3.52%
North Carolina	124	4.28%	1,937,495.05	4.18%
North Dakota	4	0.14%	82,054.15	0.18%
Ohio	43	1.48%	576,397.74	1.24%
Oklahoma	18	0.62%	376,701.86	0.81%
Oregon	44	1.52%	635,062.20	1.37%
Pennsylvania	93	3.21%	1,403,034.25	3.03%
South Carolina	48	1.66%	725,029.66	1.57%
South Dakota	4	0.14%	110,922.00	0.24%
Tennessee	85	2.93%	1,525,721.95	3.29%
Texas	96	3.31%	1,952,478.34	4.22%
Utah	37	1.28%	554,120.92	1.20%
Vermont	5	0.17%	109,383.02	0.24%
Virginia	165	5.69%	2,825,735.57	6.10%
Washington	59	2.04%	792,580.44	1.71%
West Virginia	10	0.34%	136,495.07	0.29%
Wisconsin	4	0.14%	86,129.98	0.19%
Wyoming	5	0.17%	79,603.90	0.17%
Totals	2,899	100.00%*	46,322,129.46	100.00%*

* Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$129,897,957.19
Number of Contracts	8,573
Average principal balance outstanding	$15,151.98
Average original amount financed	$15,160.69
Original amount financed (range)	$2,000.00 to $72,657.18
Weighted average APR	9.14%
APR (range)	2.610% to 25.000%
Weighted average original term	60.62 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.58 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

	Number of Prefunded	% of Prefunded	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	13	0.15%	256,012.31	0.20%
3.001% to 4.000%	365	4.26%	6,953,829.62	5.35%
4.001% to 5.000%	857	10.00%	17,082,204.14	13.15%
5.001% to 6.000%	910	10.61%	17,728,914.62	13.65%
6.001% to 7.000%	883	10.30%	16,215,638.87	12.48%
7.001% to 8.000%	691	8.06%	11,707,925.23	9.01%
8.001% to 9.000%	650	7.58%	10,091,724.43	7.77%
9.001% to 10.000%	641	7.48%	8,937,419.04	6.88%
10.001% to 11.000%	492	5.74%	6,456,178.65	4.97%
11.001% to 12.000%	429	5.00%	5,552,138.03	4.27%
12.001% to 13.000%	419	4.89%	5,021,437.22	3.87%
13.001% to 14.000%	405	4.72%	4,928,743.07	3.79%
14.001% to 15.000%	390	4.55%	4,550,795.35	3.50%
15.001% to 16.000%	329	3.84%	3,718,910.00	2.86%
16.001% to 17.000%	259	3.02%	2,873,259.38	2.21%
17.001% to 18.000%	231	2.69%	2,303,389.28	1.77%
18.001% to 19.000%	146	1.70%	1,471,804.38	1.13%
19.001% to 20.000%	136	1.59%	1,353,221.68	1.04%
20.001% to 21.000%	132	1.54%	1,091,391.77	0.84%
Over 21.000%	195	2.27%	1,603,020.12	1.23%

Totals	8,573	100.00%*	129,897,957.19	100.00%*

*Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

	Number of Prefunded	% of Prefunded	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	92	1.07%	1,403,613.06	1.08%
Arizona	353	4.12%	5,365,825.63	4.13%
California	1,856	21.65%	30,690,064.75	23.63%
Colorado	115	1.34%	1,642,421.03	1.26%
Connecticut	31	0.36%	456,751.80	0.35%
Delaware	100	1.17%	1,557,789.08	1.20%
Florida	685	7.99%	10,430,134.76	8.03%
Georgia	376	4.39%	5,916,075.79	4.55%
Idaho	39	0.45%	545,157.93	0.42%
Illinois	515	6.01%	7,031,359.41	5.41%
Indiana	136	1.59%	1,728,896.80	1.33%
Iowa	71	0.83%	1,044,807.55	0.80%
Kansas	67	0.78%	923,033.71	0.71%
Kentucky	62	0.72%	789,319.47	0.61%
Maryland	134	1.56%	2,353,626.49	1.81%
Massachusetts	121	1.41%	1,769,752.04	1.36%
Michigan	456	5.32%	6,247,103.20	4.81%
Minnesota	67	0.78%	927,352.92	0.71%
Mississippi	20	0.23%	380,669.66	0.29%
Missouri	264	3.08%	3,477,820.36	2.68%
Montana	21	0.24%	268,493.42	0.21%
Nebraska	29	0.34%	349,391.73	0.27%
Nevada	201	2.34%	3,075,304.77	2.37%
New Hampshire	63	0.73%	817,925.85	0.63%
New Jersey	416	4.85%	5,924,853.46	4.56%
North Carolina	248	2.89%	3,956,929.78	3.05%
Ohio	175	2.04%	2,364,015.80	1.82%
Oklahoma	88	1.03%	1,313,169.16	1.01%
Oregon	151	1.76%	2,029,157.32	1.56%
Pennsylvania	341	3.98%	4,923,530.32	3.79%
South Carolina	98	1.14%	1,567,541.43	1.21%
South Dakota	9	0.10%	120,697.38	0.09%
Tennessee	179	2.09%	2,722,013.54	2.10%
Texas	428	4.99%	7,229,922.60	5.57%
Utah	72	0.84%	1,097,131.65	0.84%
Vermont	4	0.05%	73,186.03	43.42%
Virginia	326	3.80%	5,026,585.41	1785.82%
Washington	129	1.50%	1,785,226.88	1.37%
West Virginia	10	0.12%	121,293.84	0.09%
Wisconsin	8	0.09%	168,538.74	0.13%
Wyoming	17	0.20%	281,472.64	0.22%

Totals	8,573	100.00%*	129,897,957.19	100.00%*

*	Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

March 31, 2004	By:	/s/ Michael A. Krahelski

Michael A. Krahelski,
Senior Vice President